10f-3 REPORT

Salomon Brothers Variable Series Funds Inc
Salomon Brothers Variable Small Cap Growth Fund

July 1, 2003 to December 31, 2003

Issuer:  Endo Pharmaceut Hldgs Inc
Trade Date:  7/2/2003
Selling Dealer:  Bear Stearns
Amount:   83,000.00
Price:   15.50
% Received by Fund:  0.55%
% of Issue (1): 0.59% A


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
A - Includes purchases by other affiliated mutual funds and discretionary
    accounts in the amount of   6,200.00


10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Bear Stearns & Co Inc
Citigroup

Co-Managers (s):
Jefferies & Co
SG Cowen Securities Corp


Issuer: Citadel Broadcasting Corp
Trade Date: 7/31/2003
Selling Dealer: Goldman Sachs
Amount: 2,300.00
Price: 19.00
% Received by Fund: 0.01%
% of Issue (1): 1.39% B


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
B - Includes purchases by other affiliated mutual funds and discretionary
    accounts in the amount of   302,480.00


10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Goldman Sachs & Co
Credit Suisse First Boston Corp

Co-Managers (s):
Bear Stearns & Co Inc
Citigroup
Deutsche Bank Securities Inc
JP Morgan
Merrill Lynch & Co
Wachovia Securities Inc

Selling Group:
AG Edwards & Sons Inc
Allen & Co
Banc of America Securities LLC
Scotia Capital Inc

Issuer: Esperion Therapeutics Inc
Trade Date:  7/31/2003
Selling Dealer:  Lehman Brothers
Amount:   4,000.00
Price:   16.00
% Received by Fund: 0.10%
% of Issue (1): 1.35% C


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
C - Includes purchases by other affiliated mutual funds and discretionary
    accounts in the amount of    50,000.00

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Lehman Brothers

Co-Managers (s):
Citigroup
Needham & Co Inc
SG Cowen Securities Corp
US Bancorp Piper Jaffray

Issuer:  Infosys Technologies-SP ADR
Trade Date:  7/31/2003
Selling Dealer:  Goldman Sachs
Amount:   2,200.00
Price:   49.00
% Received by Fund:  0.04%
% of Issue (1): 0.54% D


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
D - Includes purchases by other affiliated mutual funds and discretionary
    accounts in the amount of    26,200.00


10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Citigroup
Goldman Sachs (Asia)
Merrill Lynch & Co

Co-Managers (s):
Deutsche Bank Securities Inc
UBS

Selling Group:
Raymond James & Associates Inc




Issuer:  Digitalnet Holdings Inc
Trade Date:  10/10/2003
Selling Dealer: UBS
Amount:   500.00
Price:   17.00
% Received by Fund: 0.01%
% of Issue (1): 0.15% E


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
E - Includes purchases by other affiliated mutual funds and discretionary
    accounts in the amount of    7,000.00


10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Citigroup
UBS

Selling Group:
Blaylock & Partners
Friedman Billings Ramsey & Co Inc
Jefferies & Co

Co-Lead Manager(s):
Legg Mason Wood Walker
Raymond James Bank FSB

Issuer: Overnite Corp
Trade Date: 10/30/2003
Selling Dealer: CS First Boston
Amount:   17,000.00
Price:   19.00
% Received by Fund: 0.07%
% of Issue (1): 1.12% F


(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
F - Includes purchases by other affiliated mutual funds and discretionary
    accounts in the amount of    263,300.00


10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Credit Suisse First Boston Corp
Morgan Stanley

Co-Managers (s):
Banc of America Securities LLC
JP Morgan Securities
Merrill Lynch & Co

Co-Lead Manager(s):
Citigroup